Exhibit 99.6





                                    GUARANTY


      GUARANTY, dated as of March 6, 2003, by each of the entities executing this Guaranty (together with their successors and permitted assigns, each being a "Guarantor"). in favor of FLEET NATIONAL BANK, a national banking association organized under the laws of the United States, (together with its successors and assigns, the "Lender") (as amended, supplemented or otherwise modified from time to time, this "Guaranty").

       WHEREAS, pursuant to that certain Credit Agreement dated as of March 6, 2003 among Kroll Inc. (together with its successors and permitted assigns, the "Borrower") and the Lender (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), the Lender has agreed to make Loans to the Borrower and to issue Letters of Credit, upon the terms and subject to the conditions set forth therein;

       WHEREAS, each Guarantor is a Domestic Subsidiary of Borrower and will derive substantial benefit as a result of the Loans to be made by the Lender to the Borrower and the Letters of Credit to be issued by the Lender under the Credit Agreement; and

       WHEREAS, it is a condition to the obligation of the Lender to make its Loans to the Borrower and issue Letters of Credit under the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty to the Lender;

      NOW, THEREFORE, the parties hereto agree as follows:

       Section 1. Defined Terms.

       Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto by the Credit Agreement.

       Section 2. Guaranty.

       Each Guarantor hereby irrevocably, absolutely and unconditionally guarantees the prompt payment by Borrower, as and when due and payable (whether by scheduled maturity, acceleration, demand or otherwise), of the principal amount of all Loans outstanding, all interest thereon, and all fees and other amounts payable by the Borrower under the Credit Agreement and the other Facility Documents (the "Obligations").

       Section 3. Obligations of Guarantor Unconditional.

      (a) Each Guarantor hereby guarantees that the Obligations will be paid in accordance with the terms of the Credit Agreement and all of the other Facility Documents entered into with respect thereto, regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. Except as otherwise required by

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

applicable Law or provided in the Facility Documents, the Obligations of each Guarantor hereunder shall be absolute, irrevocable and unconditional irrespective of: (i) the validity, regularity or enforceability of any of the Facility Documents; (ii) any alteration, amendment, modification, release, termination or cancellation of any of the Facility Documents, or any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations of any Obligor; (iii) any waiver of, or consent to any departure from, any of the provisions of any Facility Document; (iv) any exchange, addition, subordination or release of, or non-perfection of any security interest in, any Collateral; (v) any release of any party primarily or secondarily liable for the Obligations, (vi) any alteration, amendment, modification, release, termination or cancellation of, or waiver of, or consent to any departure from, any other indemnity or Guaranty given in connection with the Facility Documents; (vii) any negligence (but not the gross negligence or willful misconduct) by the Lender in the administration or enforcement of the Obligations or any delay in enforcing the Obligations or in realizing on any Collateral or any extension of the term of the Note; (viii) the insolvency, bankruptcy or reorganization of any Obligor; (ix) any failure by the Lender to advise the Guarantors of adverse changes in the financial condition of any other Obligor; or (x) any other circumstance which might otherwise constitute a defense (legal, equitable or otherwise) available to, or a discharge of, any Obligor with respect to any or all of the Obligations. Each Guarantor agrees that any exculpatory language (other in favor of the Lender) contained in any of the Facility Documents shall in no event apply to this Guaranty, and shall not prevent the Lender from proceeding against such Guarantor to enforce this Guaranty.

      (b) This Guaranty (i) is a guaranty of payment and not of collection, (ii) is a continuing guaranty and shall remain in full force and effect until the termination of any obligation by the Lender to make any Loans and to issue Letters of Credit under the Credit Agreement and the payment in full of all of the Obligations or, with respect to any Guarantor, at such earlier time as such Guarantor is sold, merged, consolidated, transferred or otherwise disposed of in accordance with the provisions of the Credit Agreement, and (iii) notwithstanding clause (ii) above, shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations (to the extent payable in money) is rescinded or must otherwise be returned by the Lender to any Obligor or to any guarantor, trustee, receiver or other representative of any of them, upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made. The date on which this Guaranty ceases to be effective is hereafter referred to as the "Guaranty Termination Date".

       Section 4. Waiver.

      Each Guarantor hereby waives to the extent permitted by applicable Law and unless otherwise provided in any Facility Document (i) promptness and diligence;
(ii) notice of acceptance and notice of the incurrence of any Obligation by any Obligor; (iii) notice of any actions taken by the Lender, any other Obligor or any interested party under any Facility Document; (iv) presentment, all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this Section 4, might constitute grounds for relieving such Guarantor of its obligations hereunder (provided that none of the waivers of notice contained in this Guaranty shall affect any obligations of the Lender, as between the Lender and the

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

Borrower, to give notices as required under the Credit Agreement); (v) any right or claim of right to cause a marshalling of any Obligor's assets or to cause the Lender to proceed against any Collateral for the Obligations before proceeding against such Guarantor; and (vi) any requirement that the Lender protect, secure, perfect or insure any lien in or on any Collateral or exhaust any right or take any action against any Obligor or any other Person or any Collateral as a precondition to the Lender's right to enforce this Guaranty in accordance with its terms. Without limiting the generality of the foregoing, such Guarantor hereby waives any defense which may arise by reason of (x) the incapacity, lack of authority, death or disability of, or revocation hereof by, any Person, (y) the failure of the Lender to file or enforce any claim against the estate (in probate, bankruptcy or any other proceedings) of any Person, or (z) any defense based upon an election of remedies by the Lender.

       Section 5. Subrogation.

      No Guarantor shall exercise any rights which it may acquire against any other Obligor by way of subrogation hereunder, by any payment made by it hereunder or otherwise, until after the Guaranty Termination Date. If any amount shall be paid to a Guarantor on account of such subrogation rights on or prior to the Guaranty Termination Date, such amount shall be held in trust for the benefit of the Lender, shall be segregated from the other funds of such Guarantor and shall forthwith be paid over to the Lender to be applied in whole or in part by the Lender against the Obligations.

       Section 6. Remedies.

      Upon the occurrence of an Event of Default under the Credit Agreement and the continuance thereof beyond applicable cure periods, the Lender, to the extent provided in the Credit Agreement, may declare all sums guaranteed hereunder to be and become forthwith due and payable by the Guarantors under the terms of and with the effect provided in this Guaranty, regardless of whether the Lender shall have exercised any of its rights or remedies under any of the other Facility Documents.

      Section 7. Representations and Warranties; Covenants.

       In order to induce the Lender to make loans and to issue Letters of Credit pursuant to the Credit Agreement, each Guarantor hereby represents, warrants and covenants that:

               (i) Such Guarantor (x) is a duly organized and validly existing corporation or limited liability company in good standing under the laws of the jurisdiction of its formation (y) has the corporate or limited liability company power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (z) is duly qualified and is authorized to do business and is in good standing in each other jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification except for failures to be so qualified which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

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

               (ii) Such Guarantor has the corporate or limited liability company power to execute, deliver and perform the terms and provisions of this Guaranty and has taken all necessary corporate or limited liability company action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

               (iii) Neither the execution, delivery or performance by such Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (x) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decrees of any court or governmental instrumentality, (y) will either result in a material breach of or constitute a material default or require any consent under any Obligor Agreement or result in, or require the creation or imposition of, any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by such Guarantor or (z) will violate any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of such Guarantor.

               (iv) No order, consent, approval, license, authorization or validation of, or filing, recording or registration by such Guarantor with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (x) the execution, delivery and performance of this Guaranty by such Guarantor or (y) the legality, validity, binding effect or enforceability of this Guaranty.

               (v) There are no actions, suits or proceedings pending or, to the best knowledge of each Guarantor, threatened against such Guarantor with respect to the legality, validity or enforceability of this Guaranty.

               (vi) Except for the Guarantors listed on Schedule 6.19 to the Credit Agreement, on the date hereof and after giving effect to the incurrence by the Guarantors of the contingent obligations evidenced by this Guaranty, (x) the assets of the Guarantors at fair valuation will exceed their debts, (y) the Guarantors will have sufficient capital to conduct their business and (z) the Guarantors will not have incurred Debts, and does not intend to incur Debts, beyond their ability to pay such Debts as they mature. For purposes of this clause (vi), "Debt" means any liability on a Claim, and "Claim" means (x) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

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

      Section 8. Payments Free and Clear of Taxes, Etc.

       All payments by any Guarantor under this Guaranty shall be made without setoff, counterclaim or other defense. All such payments shall be made free and clear of and without deduction for any present or future stamp or other taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, assessed or withheld by any Governmental Authority, and all interest, penalties or similar liabilities, but excluding any and all franchise, capital, branch profits or taxes imposed with respect to the income of the Lender by the jurisdiction in which the Lender or its designated Lending Office is organized, doing business, or has its principal office, and taxes on the Lender's overall net income (all such non-excluded taxes, levies, imposts, deductions, charges, fees, withholdings, liabilities, restrictions and conditions hereinafter referred to as "Taxes"). In the event that any withholding or deduction from any payment to be made by any Guarantor hereunder is required in respect of any Taxes pursuant to any applicable law then such Guarantor shall:

      (a) pay to the relevant Governmental Authority the full amount required to be so withheld or deducted;

      (b) promptly forward to the Lender an official receipt or other documentation satisfactory to the Lender evidencing such payment to such Governmental Authority; and

      (c) pay to the Lender such additional amount as is necessary to ensure that the net amount actually received by the Lender after such withholding or deduction (including withholdings or deductions on amounts payable under this subsection (c) of this Section) will equal the full amount that the Lender would have received had no such withholding or deduction been required. If any Guarantor fails to perform its obligations under subsections (a) and (b) above, such Guarantor shall indemnify, defend (with counsel reasonably acceptable to the Lender) and save harmless the Lender from and against any incremental Taxes, interest or penalties that may become payable as a result of any such failure.

      Section 9. Miscellaneous.

      (a) Payment of Dollars. Each Guarantor shall make any payment required to be made hereunder in lawful money of the United States of America and in immediately available funds to the Lender.

      (b) Construction. To the extent any performance of this Guaranty would violate any existing statute or other applicable Law, including without limitation Section 548 of the Bankruptcy Reform Act of 1978, as amended, the obligation to be fulfilled shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such obligation shall be fulfilled to the limit of the legal validity. The provisions of this Section 9(b) shall control every other provision of this Guaranty.

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

      (c) Amendments and Waivers; Remedies Cumulative. Except as otherwise expressly provided in this Guaranty, any provision of this Guaranty may be amended or modified only by an instrument in writing signed by each Guarantor and the Lender and any provision of this Guaranty applicable to such Guarantor may be waived by the Lender; provided, however, that no amendment, modification or waiver, other than in connection with a sale, transfer, assignment, merger, consolidation or other disposition permitted pursuant to the Credit Agreement, shall, unless by an instrument signed by the Lender, discharge any Guarantor from its guaranty of the Obligations. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      (d) Expenses; Indemnification. Each Guarantor shall reimburse the Lender for all documented out-of-pocket costs, expenses and charges (including, without limitation, reasonable fees and charges of legal counsel for the Lender) in connection with the enforcement or preservation of any rights or remedies following the occurrence and during the continuance of an Event of Default (including, without limitation, in connection with any restructuring or insolvency or bankruptcy proceeding). Each Guarantor shall indemnify the Lender and its directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or documented out-of-pocket expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) arising out of or relating to this Guaranty or to the enforcement of this Guaranty, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings, but excluding any losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Lender or any other Person to be indemnified.

      (e) Survival. The obligations of each Guarantor under Sections 8 and 9(d) shall survive the termination of this Guaranty.

      (f) Assignment; Participations. This Guaranty shall be binding upon, and shall inure to the benefit of, each Guarantor and the Lender and their respective successors and assigns, and, except as permitted in the Facility Documents, no Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender. Without limiting the generality of the foregoing, the Lender may assign or transfer all or any portion of its rights and obligations under any Facility Document, including without limitation this Guaranty, to the extent provided in and subject to the terms of the Credit Agreement, to any other Person, and such other Person shall thereupon become vested with all of the rights and obligations in respect thereof granted to Lender herein or otherwise.

       Without limiting the generality of the foregoing, each Guarantor hereby acknowledges that Lender may sell, grant or assign participation interest(s) in the Note and in Lender's rights and obligations in respect of the Facility Documents, including without limitation this Guaranty, on the terms and conditions set forth in the Credit Agreement. In the event that Lender shall sell, grant or assign such participation interest(s), (i) subject to Section
12.13 of the Credit

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

Agreement, Lender may, in its sole discretion, disclose financial and other information to prospective participant(s) with respect to a Guarantor, (ii) such Guarantor shall reasonably cooperate with the Lender in connection with any such participation and shall execute any and all documents which may be necessary or desirable, in Lender's or such participant's judgment, to effectuate any such participation(s), and (iii) each representation, warranty and agreement made by each Guarantor in this Guaranty and the other Facility Documents to which it is a party shall run to the benefit of such participant(s).

      (g) Notices. All notices, requests and demands to or upon any Guarantor or the Lender shall be given in accordance with Section 12.06 of the Credit Agreement, or, if no address is set forth therein, to the address set forth therein for notices to the Borrower.

      (h) Setoff. Upon the occurrence and during the continuance of any Event of Default, each Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim the Lender may otherwise have, the Lender shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of such Guarantor at the Lender's Lending Office, in Dollars or in any other currency, against any amount payable by such Guarantor to the Lender under this Guaranty which is not paid when due (regardless of whether such balances are then due such Guarantor), in which case it shall promptly notify such Guarantor; provided that the Lender's failure to give the notice shall not affect the validity thereof.

      (i) JURISDICTION; IMMUNITIES. EACH OF THE GUARANTORS AND THE LENDER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER FACILITY DOCUMENT TO WHICH IT IS A PARTY, AND EACH OF THE GUARANTORS AND THE LENDER HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE GUARANTORS AND THE LENDER AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE GUARANTORS AND THE LENDER FURTHER WAIVE ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN THE STATE ON THE BASIS OF FORUM NON-CONVENIENS. EACH GUARANTOR FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE LENDER SHALL BE BROUGHT ONLY IN A NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY.

      EACH OF THE GUARANTORS AND THE LENDER WAIVE ANY RIGHT IT MAY HAVE TO TRIAL BY JURY.

       Nothing in this Section 9(i) shall affect the right of the Lender or any Guarantor to serve legal process in any other manner permitted by law or affect the right of the Lender or any Guarantor to bring any action or proceeding in the courts of any other jurisdictions.

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

       To the extent that any Guarantor or the Lender has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or any of its assets, including its Property, such Guarantor or the Lender hereby irrevocably waives to the fullest extent permitted by law such immunity in respect of its obligations under this Guaranty and the other Facility Documents to which it is a party.

      (j) Headings. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Guaranty.

      (k) Severability. The provisions of this Guaranty are intended to be severable. If for any reason any provision of this Guaranty shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

      (l) GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

      (m) Counterparts. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Guaranty by signing any such counterpart.

      (n) Joint and Several Obligations. The obligations of the Guarantors hereunder shall be joint and several.

      (o) Additional Guarantors. In the event that Borrower shall acquire any other interest in any other Subsidiary (other than Foreign Subsidiaries), directly or indirectly, then at such time, and at such Subsidiary's cost and expense, such Subsidiary shall execute and deliver all documents to the extent required to be delivered as set forth in Section 7.09 of the Credit Agreement.

      (p) Termination. This Agreement shall terminate when the Obligations have been indefeasibly paid in full and the Lender's obligations to make Loans under the Credit Agreement have terminated. The Obligations contained herein with respect to any Guarantor shall terminate if such Guarantor ceases to be a Guarantor in accordance with the provisions of the Credit Agreement.




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


      IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty as of the date first written above.

                        AMBB, INC.
                        FINANCIAL RESEARCH, INC.
                        KCMS, INC.
                        KROLL ASSOCIATES, INC.
                        KROLL ASSOCIATES INTERNATIONAL HOLDINGS, INC. Kroll Certico Acquisition Inc.
                        KROLL CRISIS MANAGEMENT GROUP, INC.
                        KROLL ELECTRONIC RECOVERY, INC.
                        KROLL GOVERNMENT SERVICES, INC.
                        KROLL HOLDINGS, INC.
                        KROLL INFORMATION SERVICES, INC.
                            KROLL INTERNATIONAL, INC.
                        KROLL MUNICIPAL SERVICES, INC.
                        KROLL STEVENS CORP.
                        KROLL ZOLFO COOPER HOLDINGS, INC.
                        LABORATORY SPECIALISTS OF AMERICA, INC.
                        L.A.M.B. ACQUISITION, INC.
                        L.A.M.B. ACQUISITION II, INC.
                        U.S. HOLDING, INC.
                        ZOLFO COOPER ADVISORS, INC.
                        ZOLFO COOPER MANAGEMENT ADVISORS, INC.
                        ZOLFO COOPER SERVICES, INC.


                        By:  /s/ Michael G Cherkasky
                            ----------------------------------
                            Name:  Michael G. Cherkasky
                            Title: President

                        KROLL ZOLFO COOPER LLC
                        KROLL ZOLFO COOPER MANAGEMENT LLC
                        ZOLFO COOPER CAPITAL, LLC
                        By:   KROLL INC., member


                        By:  /s/ Michael G Cherkasky
                            -----------------------------------
                            Name:  Michael G. Cherkasky
                            Title: Chief Executive Officer and President

                        KROLL ONTRACK INC.
                        ONTRACK DATA RECOVERY, INC.


                        By: /s/ Michael G Cherkasky
                           ------------------------------------
                            Name: Michael G. Cherkasky
                           Title: Chief Executive Officer


                       [FIRST SIGNATURE PAGE TO GUARANTY]


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

                              CORPLEX INC.


                              By: /s/ Jeffrey Schlanger
                                 --------------------------------
                                  Name:  Jeffrey Schlanger
                                  Title: President



                              CRUCIBLE, INC.


                                 By: /s/ J. Kelly McCann
                                    ---------------------------------
                                  Name:  J. Kelly McCann
                                  Title: President



                              INPHOTO SURVEILLANCE, INC.


                              By: /s/ A. Michael Rosen
                                 -------------------------------------
                              Name:   A. Michael Rosen
                              Title:  Vice President



                              KROLL BACKGROUND AMERICA, INC.


                             By: /s/ Michael Shmerling
                                --------------------------------------
                              Name:  Michael Shmerling
                              Title: President



                              KROLL LABORATORY SPECIALISTS, INC.


                             By: /s/ Michael Petrullo
                                --------------------------------------
                              Name:  Michael Petrullo
                              Title: President


                       [SECOND SIGNATURE PAGE TO GUARANTY]

                              KROLL LINDQUIST AVEY, INC.


                                 By: /s/ Michael Beber
                                    -------------------------------
                                  Name:  Michael Beber
                                  Title: Vice President



                              KROLL SCHIFF & ASSOCIATES, INC.


                                By:  /s/ Gary Schiff
                                    ---------------------------------
                                  Name:  Gary Schiff
                                  Title: President






                       [THIRD SIGNATURE PAGE TO GUARANTY]



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


                              ACCUFACTS ACQUISITION CORP.



                               By:  /s/ Sabrina Perel
                                   ----------------------------------
                                  Name:  Sabrina Perel
                                  Title: Vice President and Secretary






                       [FOURTH SIGNATURE PAGE TO GUARANTY]




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